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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 25, 2005



                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)
             001-13255                                        43-1781797
             ---------                                        ----------
            (COMMISSION                                     (IRS EMPLOYER
            FILE NUMBER)                                  IDENTIFICATION NO.)



 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
 ---------------------------------------------------------------    ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As previously reported, on December 17, 2003 Solutia Inc. ("Solutia") and its 14 U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         On July 25, 2005, the Bankruptcy Court approved Amendment #3 to Financing Agreement and Waiver (the "Amendment") by and among Solutia and Solutia Business Enterprises, Inc., as debtors and debtors-in-possession (together, the "Borrowers"), each subsidiary of Solutia listed as a Guarantor on the signature pages to the Amendment (the "Guarantors"), the lenders and issuers party to the Amendment, as set forth on the signature pages thereto (the "Lenders" and the "Issuers," respectively), Citicorp USA, Inc. and Wells Fargo Foothill, LLC (together, the "Agents"). The Amendment amends that certain Financing Agreement by and among the Borrowers, the Guarantors, the Lenders, the Issuers and the Agents, dated as of January 16, 2004, as subsequently amended as of March 1, 2004 and July 20, 2004 (as so amended, the "Financing Agreement"). Terms used but not otherwise defined herein shall have the meaning given to them in the Financing Agreement and the Amendment.

         The Amendment makes a number of changes to the Financing Agreement, including the following: (i) extending the Final Maturity Date from December 19, 2005 to June 19, 2006; (ii) changing the interest rate on Term Loans from the greater of (a) the Reference Rate plus 4.0% and (b) 8.0%, to the Eurodollar Rate plus 4.25%; and (iii) increasing the amount of cash proceeds from asset sales and Extraordinary Receipts that Solutia may retain before it is required to use a portion of such proceeds to pay down the Facility. The Amendment also contains a number of other changes and other modifications required to make the remaining terms of the Financing Agreement consistent with the amendments set forth above.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

Exhibit Number             Description
--------------             -----------

         10.1              Amendment No. 3 to the $525,000,000
                           Debtor-in-Possession Financing Agreement dated January 16, 2004 (as amended) between Solutia Inc., Solutia Business Enterprises, Inc. and the other parties thereto





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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                                 SOLUTIA INC.
                                                 -------------------------------
                                                 (Registrant)


                                                 /s/ Rosemary L. Klein
                                                 ---------------------------
                                                 Senior Vice President, General
                                                 Counsel and Secretary


DATE: JULY 27, 2005